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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 5, 1999


                      PRODIGY COMMUNICATIONS CORPORATION
         ____________________________________________________________
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
              __________________________________________________
                (State or other jurisdiction of incorporation)


             000-25333                                04-3323363
      __________________________            _________________________________
       (Commission File Number)             (IRS Employer Identification No.)


                   44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
            ______________________________________________________
              (Address of principal executive offices) (Zip code)


     (Registrant's telephone number, including area code): (914) 448-8000


                                      NA
       _______________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On November 5, 1999, Prodigy Communications Corporation ("Prodigy"), a wholly owned subsidiary of Prodigy ("Sub") and FlashNet Communications, Inc. ("FlashNet") entered into an Agreement and Plan of Merger ("Merger Agreement"). In the merger, Sub will merge with and into FlashNet, with FlashNet surviving the merger as a wholly owned subsidiary of Prodigy. The merger, which has been approved by the Board of Directors of each company, is subject to regulatory and FlashNet stockholder approval and other customary conditions to closing.

     Certain affiliates of FlashNet, holding an aggregate of approximately 27% of the outstanding shares of FlashNet common stock, have agreed to vote in favor of the merger. In the event that the Merger Agreement is terminated under certain circumstances, a termination fee of $5,000,000 is payable.

     Pursuant to the Merger Agreement, Prodigy will issue 0.35 share of Prodigy common stock for each share of FlashNet common stock outstanding immediately prior to the close of the transaction. Based on the number of shares of FlashNet and Prodigy currently outstanding, Prodigy will issue approximately 4,990,000 shares to complete the merger, representing approximately 7% of Prodigy's then outstanding shares. In addition, Prodigy will assume all FlashNet stock options and warrants outstanding at the effective time of the merger. The transaction is intended to be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase.

     In connection with the merger, Prodigy and FlashNet also entered into a Stock Option Agreement, dated as of November 5, 1999, whereby FlashNet has granted Prodigy an option to purchase up to 19.9% of the outstanding shares of FlashNet common stock at a price of $8.6625 per share, which option may be exercised in certain circumstances.


                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  November 16, 1999                  PRODIGY COMMUNICATIONS CORPORATION
                                            (Registrant)



                                     By:        /s/ Andrea S. Hirsch
                                         --------------------------------------
                                                     Andrea S. Hirsch
                                          Executive Vice President and General
                                                        Counsel
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99             Press Release dated November 8, 1999 by the Registrant.